Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

LATEEF FUND

(THE “FUND”)

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated May 26, 2017 to the Prospectus and Statement of Additional Information (“SAI”) of Lateef Fund dated September 1, 2016

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

Change of Control of Lateef Investment Management, L.P., Adviser to the Fund

On May 5, 2017, the Fund’s investment adviser Lateef Investment Management, L.P. (“Lateef” or the “Adviser”) completed a transaction to restructure its management and equity ownership led by certain members of the Adviser’s management team -- Mr. Quoc Tran, Chief Investment Officer and Managing Partner of the Adviser and Mr. Eric Winterhalter, Chief Operating Officer and Managing Partner of the Adviser. The restructuring was effected through a series of transactions (the “Transaction”) that resulted in Messrs. Tran and Winterhalter and Lateef MGL Holdings, LLC, a newly-formed subsidiary of the McCarthy Group LLC (“MGL”) (an Omaha-based financial services company) owning substantially all of the voting interests in the Adviser through a new general partner, Lateef General Partner, LLC. As a result of the Transaction, each of Messrs. Tran and Winterhalter and MGL became indirect control persons of the Adviser.

In conjunction with the Transaction, effective May 5, 2017, Mr. James Tarkenton, resigned from his position at Lateef and, as of that date no longer serves as a portfolio manager of the Fund. Also in conjunction with the Transaction, Mr. Ryan Willson, former Chief Executive Officer of Lateef and a Managing Member of the Adviser’s former general partner resigned from Lateef.

Because consummation of the Transaction constituted a change in control (the “Change of Control”) of Lateef’s advisory business under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction resulted in the assignment and automatic termination of the investment advisory agreement between the Trust, on behalf of the Fund, and Lateef, dated April 23, 2013 (“Prior Agreement”).

Accordingly, at an in-person meeting held on March 29-30, 2017, the Board of Trustees of the Trust (“Board”) unanimously approved a new investment advisory agreement between the Fund and Lateef (the “New Agreement”) that reflects a reduction in the maximum annual investment advisory fee payable to Lateef from 1.00% to 0.85% as a percentage of average net assets. The investment advisory fee reduction will become effective upon approval of the New Agreement by shareholders. Shareholders of the Fund will be asked to approve the New Agreement at a special meeting of shareholders expected to be held in July, 2017. In order for Lateef to provide uninterrupted services to the Fund, the Board also approved an interim agreement between the Fund and Lateef (“Interim Agreement”) at the same in-person Board meeting.

The Interim Agreement, which was executed on May 5, 2017, is identical to the Prior Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, and (ii) the Trustees or a majority of the Fund’s outstanding shares may terminate the Interim Agreement at any time, without penalty, on not less than 10 days’ written notice; and (iii) the compensation earned by Lateef under the Interim Agreement will be held in an escrow account until shareholders approve the New Agreement, after which the amount in the escrow account plus any interest will be paid to Lateef. If shareholders do not approve the New Agreement, Lateef will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

Other than the time periods covered by the agreements and the reduced investment advisory fee, the New Agreement is identical to the Prior Agreement in all material aspects. Neither the New Agreement nor the Interim Agreement will result in changes in the day-to-day management of the Fund by Lateef (except that Mr. Tarkenton will no longer serve as a portfolio manager to the Fund), its investment objective, fees or services provided. During the period between the termination of the Prior Agreement and the approval of the New Agreement by shareholders, Lateef will provide investment advisory services to the Fund under the Interim Agreement. The New Agreement will replace the Interim Agreement upon approval by shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE